SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 9, 2003

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008

(Address of principal executive offices)	(Zip Code)

602-244-6600

(Registrant’s telephone number, including area code)

Item 5. Other Events

Attached to this Current Report as Exhibit 99.1 is an updated “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of ON Semiconductor Corporation covering the years ended December 31, 2000, 2001 and 2002 and the six month periods ended June 28, 2002 and July 4, 2003, which reflects the consolidation of our investment in Leshan-Phoenix Semiconductor Company Limited. For those periods prior to the six month period ended July 4, 2003, information included therein has been revised to reflect such consolidation for comparative purposes, as permitted by FASB Interpretation No. 46 and is being provided in this Current Report for information purposes.

Attached to this Current Report as Exhibit 99.2 are the audited consolidated financial statements (and related notes) of ON Semiconductor Corporation as of December 31, 2001 and 2002 and for the years ended December 31, 2000, 2001 and 2002 (including the related report of the independent auditors of ON Semiconductor Corporation), which reflect the consolidation of our investment in Leshan-Phoenix Semiconductor Company Limited. Such information has been revised to reflect such consolidation for comparative purposes, as permitted by FASB Interpretation No. 46 and is being provided in this Current Report for information purposes.

Attached to this Current Report as Exhibit 99.3 are the unaudited interim consolidated financial statements (and related notes) of ON Semiconductor Corporation as of December 31, 2002 and April 4, 2003 and for the quarters ended March 29, 2002 and April 4, 2003, which reflect the consolidation of our investment in Leshan-Phoenix Semiconductor Company Limited. Such information has been revised to reflect such consolidation for comparative purposes, as permitted by FASB Interpretation No. 46 and is being provided in this Current Report for information purposes.

Attached to this Current Report as Exhibit 99.4 are the audited consolidated financial statements (and related notes) of Semiconductor Components Industries, LLC, a wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2001 and 2002 and for the years ended December 31, 2000, 2001 and 2002 (including related reports of the management and the independent auditors of Semiconductor Components Industries, LLC), and the unaudited interim consolidated financial statements (and related notes) of Semiconductor Components Industries, LLC as of and for the six months ended July 4, 2003.

Attached to this Current Report as Exhibit 99.5 are the audited consolidated financial statements (and related notes) of ON Semiconductor Trading, LTD., a wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2001 and 2002, for the period from October 27, 2000 through December 31, 2000 and for the years ended December 31, 2001 and 2002 (including related reports of the management and the independent auditors of ON Semiconductor Trading, LTD.), and the unaudited interim consolidated financial statements (and related notes) of ON Semiconductor Trading, LTD. as of and for the six months ended July 4, 2003.

Attached to this Current Report as Exhibit 99.6 are the audited consolidated financial statements (and related notes) of SCG Malaysia Holdings Sdn. Bhd., a wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2001 and 2002 and for the years ended December 31, 2000, 2001 and 2002 (including related reports of the management and the independent auditors of SCG Malaysia Holdings Sdn. Bhd.), and the unaudited interim consolidated financial statements (and related notes) of SCG Malaysia Holdings Sdn. Bhd. as of and for the six months ended July 4, 2003.

Attached to this Current Report as Exhibit 99.7 are the audited financial statements (and related notes) of SCG Philippines, Incorporated, a wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2001 and 2002 and for the years ended December 31, 2000, 2001 and 2002 (including related reports of the management and the independent auditors of SCG Philippines, Incorporated), and the unaudited interim financial statements (and related notes) of SCG Philippines, Incorporated as of and for the six months ended July 4, 2003.

Attached to this Current Report as Exhibit 99.8 is a consent of ON Semiconductor Corporation’s Independent Accountants.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

Exhibit No.	Description

99.1	An updated “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of ON Semiconductor Corporation covering the years ended December 31, 2000, 2001 and 2002 and the six month periods ended June 28, 2002 and July 4, 2003, which reflects the consolidation of our investment in Leshan-Phoenix Semiconductor Company Limited (for those periods prior to the six month period ended July 4, 2003, information included therein has been revised to reflect such consolidation for comparative purposes, as permitted by FASB Interpretation No. 46 and is being provided in this Current Report for information purposes).

99.2	Audited consolidated financial statements (and related notes) of ON Semiconductor Corporation as of December 31, 2001 and 2002 and for the years ended December 31, 2000, 2001 and 2002 (including the related report of the independent auditors of ON Semiconductor Corporation), which reflect the consolidation of our investment in Leshan-Phoenix Semiconductor Company Limited (such information has been revised to reflect such consolidation for comparative purposes, as permitted by FASB Interpretation No. 46 and is being provided in this Current Report for information purposes).

99.3	Unaudited interim consolidated financial statements (and related notes) of ON Semiconductor Corporation as of December 31, 2002 and April 4, 2003 and for the quarters ended March 29, 2002 and April 4, 2003, which reflect the consolidation of our investment in Leshan-Phoenix Semiconductor Company Limited (such information has been revised to reflect such consolidation for comparative purposes, as permitted by FASB Interpretation No. 46 and is being provided in this Current Report for information purposes).

99.4	Audited consolidated financial statements (and related notes) of Semiconductor Components Industries, LLC, a wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2001 and 2002 and for the years ended December 31, 2000, 2001 and 2002 (including related reports of the management and the independent auditors of Semiconductor Components Industries, LLC), and unaudited interim consolidated financial statements (and related notes) of Semiconductor Components Industries, LLC as of and for the six months ended July 4, 2003.

99.5	Audited consolidated financial statements (and related notes) of ON Semiconductor Trading, LTD., a wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2001 and 2002, for the period from October 27, 2000 through December 31, 2000 and for the years ended December 31, 2001 and 2002 (including related reports of the management and the independent auditors of ON Semiconductor Trading, LTD.), and unaudited interim consolidated financial statements (and related notes) of ON Semiconductor Trading, LTD. as of and for the six months ended July 4, 2003.

99.6	Audited consolidated financial statements (and related notes) of SCG Malaysia Holdings Sdn. Bhd., a wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2001 and 2002 and for the years ended December 31, 2000, 2001 and 2002 (including related reports of the management and the independent auditors of SCG Malaysia Holdings Sdn. Bhd.), and unaudited interim consolidated financial statements (and related notes) of SCG Malaysia Holdings Sdn. Bhd. as of and for the six months ended July 4, 2003.

99.7	Audited financial statements (and related notes) of SCG Philippines, Incorporated, a wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2001 and 2002 and for the years ended December 31, 2000, 2001 and 2002 (including related reports of the management and the independent auditors of SCG Philippines, Incorporated), and unaudited interim financial statements (and related notes) of SCG Philippines, Incorporated as of and for the six months ended July 4, 2003.

99.8	Consent of Independent Accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 9, 2003	ON SEMICONDUCTOR CORPORATION (Registrant)

	By:	/s/ DONALD COLVIN
Donald Colvin Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	An updated “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of ON Semiconductor Corporation covering the years ended December 31, 2000, 2001 and 2002 and the six month periods ended June 28, 2002 and July 4, 2003, which reflects the consolidation of our investment in Leshan-Phoenix Semiconductor Company Limited (for those periods prior to the six month period ended July 4, 2003, information included therein has been revised to reflect such consolidation for comparative purposes, as permitted by FASB Interpretation No. 46 and is being provided in this Current Report for information purposes).

99.2	Audited consolidated financial statements (and related notes) of ON Semiconductor Corporation as of December 31, 2001 and 2002 and for the years ended December 31, 2000, 2001 and 2002 (including the related report of the independent auditors of ON Semiconductor Corporation), which reflect the consolidation of our investment in Leshan-Phoenix Semiconductor Company Limited (such information has been revised to reflect such consolidation for comparative purposes, as permitted by FASB Interpretation No. 46 and is being provided in this Current Report for information purposes).

99.3	Unaudited interim consolidated financial statements (and related notes) of ON Semiconductor Corporation as of December 31, 2002 and April 4, 2003 and for the quarters ended March 29, 2002 and April 4, 2003, which reflect the consolidation of our investment in Leshan-Phoenix Semiconductor Company Limited (such information has been revised to reflect such consolidation for comparative purposes, as permitted by FASB Interpretation No. 46 and is being provided in this Current Report for information purposes).

99.4	Audited consolidated financial statements (and related notes) of Semiconductor Components Industries, LLC, a wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2001 and 2002 and for the years ended December 31, 2000, 2001 and 2002 (including related reports of the management and the independent auditors of Semiconductor Components Industries, LLC), and unaudited interim consolidated financial statements (and related notes) of Semiconductor Components Industries, LLC as of and for the six months ended July 4, 2003.

99.5	Audited consolidated financial statements (and related notes) of ON Semiconductor Trading, LTD., a wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2001 and 2002, for the period from October 27, 2000 through December 31, 2000 and for the years ended December 31, 2001 and 2002 (including related reports of the management and the independent auditors of ON Semiconductor Trading, LTD.), and unaudited interim consolidated financial statements (and related notes) of ON Semiconductor Trading, LTD. as of and for the six months ended July 4, 2003.

99.6	Audited consolidated financial statements (and related notes) of SCG Malaysia Holdings Sdn. Bhd., a wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2001 and 2002 and for the years ended December 31, 2000, 2001 and 2002 (including related reports of the management and the independent auditors of SCG Malaysia Holdings Sdn. Bhd.), and unaudited interim consolidated financial statements (and related notes) of SCG Malaysia Holdings Sdn. Bhd. as of and for the six months ended July 4, 2003.

99.7	Audited financial statements (and related notes) of SCG Philippines, Incorporated, a wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2001 and 2002 and for the years ended December 31, 2000, 2001 and 2002 (including related reports of the management and the independent auditors of SCG Philippines, Incorporated), and unaudited interim financial statements (and related notes) of SCG Philippines, Incorporated as of and for the six months ended July 4, 2003.

99.8	Consent of Independent Accountants.

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